Cross Winds Energy Park Jackson Gas Plant Consumers Smart Energy Program 2014 Credit Suisse Energy Summit February 11, 2014 Exhibit 99.1

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the
Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission
filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND
INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended
December 31, 2013. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and
“RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers
Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.
The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance.  A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at
www.cmsenergy.com.
CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted
(non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings.

. . . . at the very high end of all peers.
. . . . at the very high end of all peers.
_ _ _ _ _
Source:  Bloomberg, periods ending 12/31/2013.  Consensus used for companies that haven’t reported.
One
Year
Three
Year
Five
Year
Ten
Year
Future Annual
Growth
CMS Energy 7% 22% 37% 105% 5%-7%
Note: Dividend Growth 6 29 116 na 5-7
Peer Group 3 9 15 45 ?
CMS EPS Cumulative Growth . . . .

Purchase of Jackson Gas Plant . . . .
Asset: 540 MW gas plant located in
Jackson, Michigan
Price: $155 million ($286/kW)
Technology: Combined cycle
Heat rate – 8,800 Btu/kWh

. . . . provides substantial savings to customers.
. . . . provides substantial savings to customers.
The Transaction
The Transaction
Connecting The “Dots”
Connecting The “Dots”
•
Retire small coal plants
•
Recover through
securitization; lower rates
•
Replace with cleaner,
inexpensive gas plant
purchase
•
Suspend CON; Thetford on
hold
•
Close late 2015 when
needed
•
Creates headroom for other
needed investments

New Gas Plant . . . .

. . . . adds capacity and makes room for more investment.
. . . . adds capacity and makes room for more investment.
•
Customers benefit:
• Lower rates
• Better timing
•
Investors benefit:
• Lower risk
• Investment backfill
• EPS & OCF growth
more certain
• No block equity
Electric Reliability
$200 Million
Accelerate Smart Energy &
Other
$180 Million
Gas Infrastructure
$165 Million
Other Needed Investments -
Other Needed Investments -
$545 Million
$545 Million

Regulatory Update . . . .

Amount
(mils)
•Savings from purchase of Jackson Plant;
$545
replacing build
•Securitize Classic 7
$390
• MPSC Order complete
• No appeals
•Avoid rate cases until 2015 test year
$150
•New investment self-funded
. . . . new investment self-funded, improving rates.
. . . . new investment self-funded, improving rates.

$49
O&M
Tax/Other
$0
2013
2014

≈$100
O&M
Tax
Cross Winds®
$0
2014

. . . . good for customers (prices) and investors (no ROE risk).
. . . . good for customers (prices) and investors (no ROE risk).
Electric Rate Case Avoided
Gas Rate Case Avoided
Rate Cases Eliminated! . . . .

CMS Energy MODEL . . . .
Investment
•
Ten year - $15 billion
•
Small, bite size projects
•
None “Bet The Company”
Upside Catalysts
A. Capex >$15 billion
B. PPA’s expire = 2,000 MW
C. Credit rating
D. Sales
E. Capacity price increases
F.  ROA elimination
G. Continuous cost reductions
Self-Imposed Limits
•
Sustainable base rates < 2% inflation
•
Investment “Needed Not Wanted”
RESULTS
Consistent
Predictable
. . . . benefits customers AND shareowners.
. . . . benefits customers AND shareowners.

CMS ENERGY

Opportunity
$15 Billion
Amount (bils)
Generation capacity
• PPA replacement
• ROA return
$1.7
Higher renewables .3
Gas conversions & expansion 1.0
Electric reliability & transmission 2.0
Total Opportunities $5.0
$20 Billion

Rate Base 6%

Customer base rates <2 ✓ >4 X

. . . . reflects catch-up needed to reduce cost and improve reliability.
. . . . reflects catch-up needed to reduce cost and improve reliability.
2013-2022
2013-2022
10-Year Plan
10-Year Plan
Opportunity Level
Opportunity Level

A. Visible, 10 - Year I NVESTMENT Plan . . . .

1.8
0
Thetford deferral partially offset by reliability enhancements
$7.4
$8
Present
October 2013 Plan
Was $7 w/Thetford
Jackson Plant, electric reliability, Smart Energy acceleration & capacity
Estimated 2019 Depreciation $800 Million
2014 Depreciation $600 Million
2014
2015
2016
2017
2018
2019
2020
2011
2022
2023

Capital Investment Visibility . . . . 9 Amount (bils) $ . . . . clear for next ten years – needed, not just wanted. . . . . clear for next ten years – needed, not just wanted.

CMS ENERGY

Catch Up
$1.5
Peers
Restructuring
CMS
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

2013 Pct of Market Cap	Cap Inv	OCF	Liquidity
CMS	21%	20%	24%
Peers	18	16	20

. . . . creates unique opportunity; lagging for peers.
. . . . creates unique opportunity; lagging for peers.
Amount
(bils)
$1.8
_ _ _ _ _
Source:  10K; actual amounts through 2012 smoothed for illustration
Catch
Investment
-Up .
.
.
.

MW
10,000
9,000
8,000
7,000
6,000
0
2013
2015
2017
2019
2021
2023
2025
Planned Demand Reductions
Capacity Shortfall
Jackson Plant
Classic 7
Mothballed
(950 MW)
?
Palisades PPA
Termination
(778 MW)
MCV PPA
Termination
(1,240 MW)
Current Supply Portfolio
Smart Energy, EO, Interruptibles
Plant J
CE Portfolio
Total Peak Demand Plus Reserves
Net Peak Demand Plus Reserves

. . .. . will provide investment headroom.
. . . . will provide investment headroom.

•
Replace PPA
contracts with
owned
generation
•
Provides
incremental
rate base (and
earnings
potential) with
no impact to
customer rates
Opportunities
Opportunities
Capacity Need
Capacity Need
B. Expiring PPA’S . . . .

C.  Credit RATINGS
. . . .
. . . . just upgraded.
. . . . just upgraded.

•
Consistent
Performance
•
Less Risk
•
Customer Focus
•
Constructive
Regulation
•
Good Energy
Policy
Reflects
Reflects
Present
Prior
2002
Scale
S&P /
Fitch Moody’s S&P Moody’s Fitch
A+ A1
A A2
Consumers
Secured
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
CMS
Unsecured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
Outlook Stable Stable Positive

CMS ENERGY

Greetings from
RAPIDS
Michigan
"FURNITURE CENTER OF THE WORLD"

D. SALES
Growth . . . .

. . . . best in Midwest.
. . . . best in Midwest.
Economic Indicators
Economic Indicators
Grand
Rapids Michigan U.S
Unemployment
December 2013
5.6% 8.4% 6.7%
GDP (real) 2010 thru 2012
14 11 7
Population 2010 Census
thru July 2012
2 0 2

E. CAPACITY Price Market Increases . . . .

. . . . could add value to the 700 MW “DIG” plant.
. . . . could add value to the 700 MW “DIG” plant.
Capacity price         <
($ kW per month)
Today
(mils)
Future Scenarios
(mils)
$5
+$30
$55
$35
+$50

F. Retail Open Access Policy (ROA) . . . .

. . . . change could allow for lower industrial rates.
. . . . change could allow for lower industrial rates.
1.8 Million Consumers Energy
1.8 Million Consumers Energy
Customers = 99.98%
Customers = 99.98%
0.02%
•
Governor wants affordable
residential bills and
competitive industrial rates
•
Eliminating ROA could:
•
Lower industrial rates by 10%
or all customers by 4%
•
Policy has big impact on
competitiveness
•
$150 million cost opportunity

Michigan's Energy Future . . . .
Governor’s 2025 Energy Goals
Governor’s 2025 Energy Goals
• Adaptability
• Eliminate energy waste
• Reduce coal, replace with renewables
and gas
• Reliability
• Top quartile performance (SAIFI)
• Top half performance (SAIDI)
• Affordability
• Residential bills below U.S. average
• Competitive industrial rates
• Environmental Protection
• Reduce mercury, acid rain, particulates
• Increase renewables

. . . . will continue to strengthen with sound policy and strong leadership.
. . . . will continue to strengthen with sound policy and strong leadership.
Regulatory Support
Regulatory Support
(from the right)
Michigan Governor Rick Snyder
MPSC Chairman John Quackenbush
Michigan Energy Office Director Steve Bakkal

“Choice creates a lot of challenges and problems so I wouldn’t jump to say increasing choice is the answer.  I’m concerned about people bouncing back and forth depending on what’s going on with rates, essentially trying to arbitrage markets.”

Governor Rick Snyder

Question:
“You seem to agree with utilities’
argument on choice.  Does that mean you will
eliminate shopping altogether or keep the 10% cap in
place?”
. . . . choice is not the solution to industrial competitiveness.
. . . . choice is not the solution to industrial competitiveness.
The Jackson City Council voted unanimously to pass a resolution opposing
House Bill 5184.
The Governor on Retail Open Access . . . .

+2%
+1%
-10%
Peers
w/o Storm Changes
Actual/Plan
2006-2012
2012
2013
2014
2014-2018

. . . . . holds down rates and allows better system reliability.
. . . . . holds down rates and allows better system reliability.

Average Annual O&M Change
+6%
Peers
2013
Reinvestment
-8%
-2%
Major
Storms
-6%
-3%
Major 2013
Storms
CMS Flat
-2%
G.  Self-Initiated            Control . . . .
COST

Headcount
7,600
$100k
Each
1,000
600
$60k
Each
7,200
2010
2012

People Productivity = $64 million

G.  Continuous COST
Reduction . . . .
. . . . . a way of life at CMS.
. . . . . a way of life at CMS.
Past Progress
Past Progress

Future Examples
Future Examples
Fuel Mix
Benefits
MW Employees
2016 Retire Coal - 900 - 300
2016 Add GCC + 540 + 20
Total -360 - 280
Future Savings (mils)
$25
Future Annual
Savings
(mils)
2002-2012 Actions completed $25
2013 EGWP, OPEB & other 50
Future savings
$75

CMS Mindset . . . .

. . . . deliver for customers AND investors.
. . . . deliver for customers AND investors.
2013 Cold 2013 Cold
Winter & Winter &
Cost Savings Cost Savings
$1.66
+7%
Guidance
2012
Warm
Winter
2012
Cost
Saving
2012 Hot
Summer
Reinvested
earlier
2014 Cold
Winter
2013 Mild
Summer
Icy Late December
O&M B/(W)
Than Forecast
(mils)
•
$(37)
•
16
•
9
•
12
$ 0
Reinvestment  (January-October)       Amount
(mils)
Improve gas reliability $16
Improve electric reliability 14
Accelerate generation maintenance 7
Prefund pension & storm response 21
Total $58
Storm(total $50 M)
Insurance
Lower contributions
Sales-weather
Total

2.5
2.0
1.5
1.0
0.5
0
(0.5)
$1.6
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
Interest
$1.4
$1.45
$1.5
a Non-GAAP
2012
2013
2014
2015
2016
2017
2018

Operating Cash Flow Growth . . . .
Amount
(bils)
$
Investment
Cash flow before dividend
NOLs & Credits $0.7 $0.6 $0.4 $0.5 $0.4 $0.2 $0.1
Gross operating cash flow
a
up $0.1 billion per year
. . . . self-funds investment and strategy.
. . . . self-funds investment and strategy.
Up $0.5
Billion

Working capital
and taxes

CMS ENERGY
10-Year Actual
7% CAGR
Peers 4%
$0.81
$0.90
$0.96
$1.08
$1.21 a
Int'l Sale
$0.84
$1.26
$1.36
$1.45
$1.55
$1.78
$1.74
5% - 7%
80%
39%
32%
27%
14%
6%
6%
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
5% - 7%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Future
Dividend Payout 0%
25%
30%
40%
49%
58%
62%
62%
60%-70%

Mindset . . . .

. . . . drives consistent “real” growth.
. . . . drives consistent “real” growth.
_ _ _ _ _
Adjusted EPS (non-GAAP) excluding MTM in 2004-2006
a
$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock
$1.66

Growth
Growth
•
•
5%-7% EPS growth
5%-7% EPS growth
•
•
Dividend growth premium (like earnings)
Dividend growth premium (like earnings)
Transparent
Transparent
•
•
Ten-year, $15 billion investment plan
Ten-year, $15 billion investment plan
•
•
Constructive regulatory climate
Constructive regulatory climate
•
•
Continuous cost reductions
Continuous cost reductions
Predictable
Predictable
On
On
track
track
for
for 12
consecutive
consecutive
year
year
of
of
consistent,
consistent,
sector-leading
sector-leading
Catalysts not in plan!
Catalysts not in plan!
. . . . attractive future total shareowner return.
. . . . attractive future total shareowner return.
Key Takeaways . . . .
th
financial performance
financial performance

Appendix Appendix * * * * * * * * * * * ***************************************

7¢- 11¢
$1.66
Weather (15)¢
Sales (3)¢
(18)¢
Higher Investment
(18)¢ - (22)¢
27¢
Productivity
Storms
14¢
6¢
2013 Full Year Impact
1¢
$1.74 -$1.78
2013
Weather & Sales
Investment Cost & Other
Lower O&M (inc benefits)
Tax Savings
Rate Changes
Lower Parent Debt Prefunding
2014

2014 Adjusted EPS (non-GAAP)
. . . .
Enterprises and Parent
Enterprises and Parent
. . . . growth up 5% to 7% over 2013.
.
.
.
.
.
.
.
.
growth
growth
up
up
5%
5%
to
to
7%
7%
over
over
2013.
2013.
Utility
Utility

CMS Energy Parent
CMS Energy Parent
Cash at year end 2013 116 $
Sources
Consumers Energy dividend and tax sharing 670 $
Enterprises 25
Sources 695 $
Uses
Interest and preferred dividend (135) $
Overhead and Federal tax payments (10)
Equity infusion (350)
Pension contribution 0
Uses
a
(495) $
Cash flow 200 $
Financing and Dividend
New issues 250 $
Retirements (250)
DRP, continuous equity 45
Net short-term financing & other (10)
Common dividend (290)
Financing (255) $
Cash at year end 2014 61 $
Bank Facility ($550) available 548 $
Amount
(mils)
Consumers Energy
Consumers Energy
_ _ _ _ _
a
Includes other
_ _ _ _ _
b
Includes cost of removal and capital leases
Cash at year end 2013 18 $
Sources
Operating (depreciation & amortization $679) 1,800 $
Other working capital (125)
Sources 1,675 $
Uses
Interest and preferred dividend (225) $
Capital expenditures
b
(1,645)
Dividend and tax sharing $(225) to CMS (670)
Pension contribution 0
Uses (2,540) $
Cash flow (865) $
Financing
Equity 350 $
New issues (includes securitization bonds) 850
Retirements (200)
Net short-term financing & other (128)
Financing 872 $
Cash at year end 2014 25 $
Bank Facility ($650) available 650 $
AR Facility ($250) available 180 $
Amount
(mils)

2014 Cash Flow Forecast (non
-
GAAP)

GAAP Reconciliation GAAP Reconciliation * * * * * * * * * * * * * * * * * * * * * * *********************************

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66
After-tax items:
Electric and gas utility 0.21 (0.39) -                 -                 (0.07) 0.05 0.33 0.03 -                 0.17 -
Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) *
Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * *
Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) *
Asset impairment charges, net -                 -                 1.82 0.76 0.60 -                 -                 -                 -                 -                 -
Cumulative accounting changes 0.16 0.01 -                 -                 -                 -                 -                 -                 -                 -                 -
Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66
Mark-to-market impacts 0.03 (0.43) 0.51
Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA
* Less than $500 thousand or $0.01 per share.
(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

2012 2013 2014 2015 2016 2017 2018
Consumers Operating Income + Depreciation & Amortization 1,635 $     (a) 1,740 $  1,800 $     1,876 $    1,952 $    2,054 $    2,162 $
Enterprises Project Cash Flows 17              16           25             30             28             35             36
Gross Operating Cash Flow 1,652 $     1,756 $  1,825 $     1,906 $    1,980 $    2,089 $    2,198 $
(411)           (335)       (375)          (356)         (730)         (739)         (748)
Net cash provided by operating activities 1,241 $     1,421 $  1,450 $     1,550 $    1,250 $    1,350 $    1,450 $
(a)    excludes $(59) million 2012 disallowance related to electric decoupling
CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)
Other operating activities including taxes, interest payments and working capital

30 Consumers Energy 2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

31 CMS Energy Parent 2014 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Other Consumers Equity
Consumers CMS Parent Consolidated Common Dividend Infusions to Consolidated Statements of Cash Flows
Description Amount Amount Entities as Financing Consumers Amount Description
Cash at year end 2013 18 $             - $                154 $       - $                      - $                172 $            Cash at year end 2013
Net cash provided by 1,328 $        527 $                40 $         (445) $                    - $                1,450 $          Net cash provided by
operating activities operating activities
Net cash provided by (1,684)          (350)                 (114)         -                         350                   (1,798)           Net cash used in
investing activities investing activities
Cash flow from (356) $          177 $                (74) $        (445) $                    350 $                 (348) $           Cash flow from
operating and operating and
investing activities investing activities
Net cash provided by 363 $           (177) $               18 $         445 $                     (350) $               299 $            Net cash provided by
financing activities financing activities
Net change in cash 7 $               - $                (56) $        - $                      - $                (49) $             Net change in cash
Cash at year end 2014 25 $             - $                98 $         - $                      - $                 123 $            Cash at year end 2014
Consolidated CMS Energy
2014 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)
Eliminations/Reclassifications/Consolidation to
Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows